SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) April 27, 2004

                       Cherokee International Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                     000-50593               95-4745032
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


                   2841 Dow Avenue
                  Tustin, California                             92780
       ----------------------------------------                ----------
       (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (714) 544-6665

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           99.1   Press Release dated April 27, 2004



Item 12. Results of Operations and Financial Condition.

         On April 27, 2004, Cherokee International Corporation (the "Company") issued a press release reporting its results of operations for the three-month period ended March 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

         The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CHEROKEE INTERNATIONAL CORPORATION



Date: April 27, 2004                        By:      /s/ Van Holland
                                                --------------------------------
                                                 Name: Van Holland
                                                 Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1 Press release, dated April 27, 2004, issued by Cherokee International Corporation